UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

June 14, 2012
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Delphi Automotive PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courtney Road Hoath Way Gillingham, Kent ME8 0RU United Kingdom
(Address of Principal Executive Offices)(Zip Code)
011-44-163-423-4422
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company’s Annual Meeting of Shareholders was held on June 14, 2012. The matters that were voted on at the meeting, and the final voting results as to each such matter, are set forth below.
1. The Company’s shareholders elected for one-year terms the twelve persons nominated for election as directors as set forth in the Company’s proxy statement dated April 27, 2012.

Nominee	For	Against	Abstain	Broker Non-Votes
Gary L. Cowger	267,057,462	705,942	6,373	1,982,220
Nicholas M. Donofrio	267,562,917	200,487	6,373	1,982,220
Mark P. Frissora	267,140,369	623,035	6,373	1,982,220
Rajiv L. Gupta	267,462,677	300,727	6,373	1,982,220
John A. Krol	267,554,329	209,075	6,373	1,982,220
J. Randall MacDonald	267,559,055	204,349	6,373	1,982,220
Sean O. Mahoney	267,057,457	705,947	6,373	1,982,220
Michael McNamara	267,243,009	520,395	6,373	1,982,220
Rodney O'Neal	267,520,632	242,772	6,373	1,982,220
Thomas W. Sidlik	267,563,417	199,987	6,373	1,982,220
Bernd Wiedemann	267,057,792	705,612	6,373	1,982,220
Lawrence A. Zimmerman	267,057,583	705,797	6,397	1,982,220
2. The Company's shareholders voted upon and approved the re-appointment of Ernst & Young LLP (“E&Y”) as the auditors of the Company, ratified the appointment of E&Y to serve as the Company's independent registered public accounting firm and authorized directors to determine the fees paid to E&Y.

For	Against	Abstain
268,625,267	1,122,061	4,669
There were no broker non-votes with respect to this proposal.
3. Advisory vote to approve the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
262,554,019	3,209,993	2,005,765	1,982,220
4. The Company's shareholders voted upon and approved an annual advisory vote on executive compensation. Based on this result and in accordance with the previous recommendation of the Company's Board of Directors, the Company will hold a non-binding, advisory vote on the compensation of its named executive officers annually until the next required vote on the frequency of shareholder votes on executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
265,228,118	8,459	531,075	2,002,125	1,982,220

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 18, 2012	DELPHI AUTOMOTIVE PLC

		By:	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel and Chief Compliance Officer